RUBICON

Rubicon Technologies, LLC

ANALYST AND INVESTOR PRESENTATION
APRIL 2022

Disclaimer

Disclaimer: This confidential presentation (the "presentation") is being delivered to you by Founder SPAC ("SPAC") in connection with its potential business combination of Rubicon Technologies, LLC ("Rubicon") and SPAC and the offering of the securities of the post business combination company ("Combined Co") in a private placement (the "Transaction"). This presentation is for information purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in Rubicon or Combined Co. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of Rubicon is prohibited. By accepting this presentation, each recipient and its directors, partners, officers, employees, attorney(s), agents and representatives (collectively, the "recipient") agrees: (i) to maintain the confidentiality of all information that is contained in this presentation and not already in the public domain; and (ii) to return or destroy all copies of this presentation or portions thereof in its possession following the request for the return or destruction of such copies.

This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

No Representations and Warranties: This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Rubicon or Combined Co. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Rubicon, SPAC or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information (including as to the accuracy, completeness or reasonableness of statements, estimates, targets, projections, assumptions or judgments) in this presentation or in any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Rubicon and SPAC disclaim any duty to update the information contained in this presentation.

Forward-Looking Statements: This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Rubicon's and Combined Co's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Rubicon's and SPAC's expectations with respect to future performance. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any business combination; (4) the risk that any proposed business combination disrupts current plans and operations; (5) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (6) costs related to the any proposed business combination; (7) changes in the applicable laws or regulations; (8) the possibility that Rubicon or Combined Co may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; and (10) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by Rubicon, SPAC and Combined Co with the U.S. Securities and Exchange Commission. Rubicon and SPAC caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Rubicon and SPAC undertake no obligation to and accepts no obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry, Market Data and Partnerships: In this presentation, Rubicon and SPAC rely on and refers to certain information and statistics regarding the markets and industries in which Rubicon competes. Such information and statistics are based on management's estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While Rubicon and SPAC believe such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Rubicon and SPAC have not independently verified the accuracy or completeness of the information provided by the third-party sources.

This Presentation contains descriptions of certain key business partnerships with Rubicon. These descriptions are based on the Rubicon management team's discussion with such counterparties, certain non-binding written agreements and the latest available information and estimates as of the date of this Presentation. These descriptions are subject to negotiation and execution of definitive agreements with certain of such counterparties which have not been completed as of the date of this Presentation.

Private Placement: The securities to which this presentation relates have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction. This presentation relates to securities that Rubicon would intend to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this presentation is accurate or complete. Any representation to the contrary is a criminal offense.

Confidentiality: The distribution and use by each recipient of the information contained in this Presentation and any other information provided to the recipient by or on behalf of Rubicon is governed by the Confidentiality Agreement ("Confidentiality Agreement"), a copy of which has been executed and delivered by each recipient and which strictly limits the circulation and copying of the information contained in this Presentation. If you have not executed and delivered such a Confidentiality Agreement, you have received this Presentation in error. If so, please notify Rubicon immediately, and return this Presentation to us. Except as provided in such Confidentiality Agreement, this Presentation may not be distributed, reproduced or used without the express consent of Rubicon or for any other purpose than the preliminary evaluation of a potential transaction by the person to whom this Presentation has been delivered.

No Offer or Solicitation
This Presentation is not intended to, and shall not constitute (i) a solicitation of a proxy, vote, consent, approval, or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell or the solicitation of an offer to buy or a recommendation to purchase any security of Rubicon, SPAC or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 (the "Securities Act") or in reliance on an exemption from the registration requirements of the Securities Act. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal, financial, and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.

Any private offering of securities in connection with the PIPE Offering (the "Securities") will not be registered under the Securities Act, and will be offered and sold only to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) and institutional "accredited investors" (as defined in Rule 501(a)(1), (2),(3) or (7) promulgated under the Securities Act). Accordingly, until registered for resale, the Securities must continue to be held until a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption from registration under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither SPAC nor Rubicon is making an offer of the Securities in any state or jurisdiction where the offer is not permitted.

Disclaimer (Continued)

THIS PRESENTATION IS BEING DISTRIBUTED TO SELECTED RECIPIENTS ONLY AND IS NOT INTENDED FOR DISTRIBUTION TO, OR USE BY ANY PERSON OR ENTITY IN, ANY JURISDICTION OR COUNTRY WHERE SUCH DISTRIBUTION OR USE WOULD BE CONTRARY TO APPLICABLE LAW OR REGULATION. AS OF THE DATE HEREOF, NONE OF THE INFORMATION CONTAINED HEREIN HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, ANY SECURITIES ADMINISTRATOR UNDER ANY SECURITIES LAWS OF ANY U.S. OR NON-U.S. JURISDICTION OR ANY OTHER U.S. OR NON-U.S. GOVERNMENTAL OR SELF-REGULATORY AUTHORITY. NO SUCH GOVERNMENTAL OR SELF- REGULATORY AUTHORITY WILL PASS ON THE MERITS OF THE PIPE OFFERING OR OTHER OFFERING OF INTERESTS IN CONNECTION WITH THE PROPOSED TRANSACTION OR THE ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of Rubicon and SPAC and is intended for the recipient hereof only. By accepting this Presentation, each recipient further agrees to return or destroy all copies of this Presentation or portions thereof in its possession following the request for the return or destruction of such copies. As it pertains to the PIPE Offering, in the event of any conflict between this Presentation and information contained in the Offering Documents, the information in the Offering Documents will control and supersede the information contained in this Presentation. No person has been authorized to make any statement concerning SPAC and Rubicon other than as will be set forth in the Offering Documents, and any representation or information not contained therein may not be relied upon. An investment in the PIPE Offering should be made only after careful review of the information contained in the Offering Documents.

No Relationship or Joint Venture
Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture. This Presentation does not create any obligation on the part of either SPAC, Rubicon or the recipient to enter into any further agreement or arrangement. Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of SPAC, Rubicon or the recipient will be under any legal obligation of any kind whatsoever. Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed business combination contemplated herein.

Use of Projections
This Presentation contains projected financial information with respect to Rubicon. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management's projections, estimates, expectations, or targets but are presented for illustrative purposes only. Rubicon's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" below. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this Presentation regarding select aspects of Rubicon's operations were selected by SPAC and Rubicon on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of Rubicon's business, are incomplete, and are not necessarily indicative of Rubicon's performance or future performance or overall operations. There can be no assurance that historical trends will continue. Any investment in the PIPE Offering entails a high degree of risk and no assurance can be given that investors will receive a return on their capital and investors could lose part or all of their investment.

Non-GAAP Financial Measures
This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to earnings before interest, taxes, depreciation, and amortization ("EBITDA"), EBITDA adjusted for various non-recurring items ("Adjusted EBITDA") and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Rubicon's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Rubicon's Presentation of these measures may not be comparable to similarly-titled measures used by other companies. Rubicon believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Rubicon's financial condition and results of operations. Rubicon believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in Rubicon, and in comparing Rubicon's financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the tables therein for a reconciliation of these measures to what Rubicon believes are the most directly comparable measure evaluated in accordance with GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Rubicon does not provide reconciliations of EBITDA, Adjusted EBITDA, or Adjusted EBITDA margin (the result obtained from dividing Adjusted EBITDA by revenue) to net income on a forward-looking basis because Rubicon is unable to forecast the amount or significance of certain items required to develop meaningful comparable GAAP financial measures without unreasonable efforts. These items include gains or losses on sale or consolidation transactions, accelerated depreciation, impairment charges, gains or losses on retirement of debt, variations in effective tax rate, and fluctuations in net working capital, which are difficult to predict and estimate and are primarily dependent on future events, but which are excluded from Rubicon's calculations of EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Operating Free Cash Flow, and Operating Free Cash Flow Margin. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. We expect the variability of these items could have a significant impact on our reported GAAP financial results.

Certain other amounts that appear in this Presentation may not sum due to rounding. In connection with the contemplated filing by SPAC of a proxy statement / prospectus on Form S-4 with respect to the proposed business combination, and in the course of the review by the SEC of such proxy statement / prospectus, SPAC may make changes to the information presented in this Presentation, including, without limitation, the description of Rubicon's business and the financial information and other data (including the prospective financial information and other data) included in this Presentation. Comments by the SEC on information in the proxy statement / prospectus may require modification or reformulation of the information we present in this Presentation, and any such modification or reformulation could be significant. In particular, we note that the SEC has adopted certain rules regarding the use of Adjusted EBITDA and other financial measures that do not comply with GAAP in the United States, which rules will be applicable to the proxy statement / prospectus expected to be filed with respect to the proposed business combination.

Disclaimer (Continued)

Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of Rubicon and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Rubicon and SPAC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Further, third-party logos included in this Presentation may represent past or present vendors or suppliers of materials and/ or products to Rubicon for use in in connection with its business and/or installation and sale of solar systems or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that either SPAC or Rubicon will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future.

SPAC intends to file with the SEC a proxy statement / prospectus on Form S-4 relating to the proposed business combination, which will be mailed to its shareholders once definitive. SPAC's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and the amendments thereto and the proxy statement / prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Rubicon, SPAC and the proposed business combination. When available, these materials will be mailed to shareholders of SPAC as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement / prospectus, the definitive proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a written request to SPAC at WINSTON & STRAWN LLP, 800 CAPITOL STREET, SUITE 2400, HOUSTON, TX, 77002.

Participants in the Solicitation for the Proposed Business Combination

SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SPAC's shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in SPAC is contained in SPAC's Registration Statement on Form S-1, as effective on October 14, 2021, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a written request to SPAC at WINSTON & STRAWN LLP, 800 CAPITOL STREET, SUITE 2400, HOUSTON, TX, 77002. Additional information regarding the interests of such participants will be contained in the proxy statement / prospectus for the proposed business combination when available. Rubicon and its members and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SPAC in connection with the proposed business combination. A list of the names of such members and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement / prospectus for the proposed business combination when available.

Risk Factors Summary

Certain factors may have a material adverse effect on our business, financial condition, and results of operations. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. If any of the following risks actually occurs, our business, financial condition, results of operations, and future prospects could be materially and adversely affected. In that event, the trading price of our common stock following the business combination could decline, and you could lose part or all of your investment.

Risks Relating to Our Business and Industry

1. We have a history of net losses and project net losses in future periods. We may not appropriately manage our expenses, nor achieve nor maintain profitability in the future.
2. We may be unable to manage our growth effectively.
3. The waste and recycling industry is highly competitive, and if we cannot successfully compete in the marketplace, our business, financial condition and operating results may be materially adversely affected.
4. Weakness in the U.S. economy may expose us to credit risk for amounts due from governmental entities, large national accounts, industrial customers and others.
5. The COVID-19 pandemic has adversely affected our business and may continue to do so in the future.
6. Our sales cycles can be long and unpredictable, and our sales efforts require considerable investment of time and expense. If our sales cycle lengthens or we invest substantial resources pursuing unsuccessful sales opportunities, our operating results and growth would be harmed.
7. We may have environmental liabilities that are not covered by our insurance, regardless of whether we are at fault.
8. If we fail to continue to improve and enhance the functionality, performance, reliability, design, security, or scalability of our platform in a manner that responds to our customers' evolving needs, our business may be adversely affected.
9. Quality problems, defects, errors, failures, or vulnerabilities in our software solutions or services could harm our reputation and adversely affect our business, financial condition, results of operations, and prospects.
10. A large percentage of our revenue is tied to a small number of customers, such that losing any one of those customers could materially and adversely affect our business, results of operations, and financial condition.
11. Our business depends on customers using our platform, and any loss of customers or decline in their use of our platform could materially and adversely affect our business, results of operations, and financial condition.
12. Some clients may elect to terminate our contracts and manage operations internally.
13. Selling products and services into the public sector poses unique challenges.
14. If we fail to attract and retain qualified management and skilled technical personnel, our business may be adversely affected.
15. The success of our business depends, in part, on our ability to execute on our customer acquisition strategy.
16. Any inability to successfully integrate our recent or future acquisitions, or realize their anticipated benefits, could have a material adverse effect on us.
17. Our international operations subject us to additional risks that could adversely affect our business.
18. Our substantial levels of indebtedness could adversely affect our business.
19. The terms and covenants in our existing indebtedness restrict our ability to engage in some business and financial transactions, which could adversely affect our business.

Risks Relating to Ownership of Our Securities

20. We may not meet the expectations of the market or achieve the valuation indicated in our business combination.
21. The price of our securities may be volatile and may trade significantly below the price you pay for them.

Risks Relating to Third-Party Relationships

22. Our customers and the third parties with whom we contract are participants in the waste and recycling industry and are therefore subject to a number of unique risks specific to this industry, which directly or indirectly subjects our business to many of the same risks to which their respective operations are subject.
23. If our security measures or those of our third-party cloud data hosts, cloud computing platform providers, or third-party service partners are breached and unauthorized access is obtained to an account's data, our data or our IT systems, our services may be perceived as not being secure, accounts may curtail or stop using our services, and we may incur significant legal and financial exposure and liabilities.
24. We and certain of our third-party partners, service providers, and subprocessors transmit and store personal information of our customers and consumers. If the security of this information is compromised or is otherwise accessed without authorization, our reputation may be harmed and we may be exposed to liability and loss of business.

Risks Relating to the Use of Technology and Intellectual Property

25. We may be unable to protect our proprietary rights.
26. We rely on software licensed from, and services rendered by, third parties in order to provide our modules and run our business.
27. Material portions of our business require the Internet infrastructure to be reliable.

Risks Relating to Litigation

28. Future litigation or governmental proceedings could result in material adverse consequences, including judgments or settlements.

Agenda

Today's Presenters

RUBICON

FOUNDER SPAC













Nate Morris
Chief Executive Officer

Phil Rodoni
Chief Technology Officer

Michael Allegretti
Chief Strategy Officer

Jevan Anderson
Chief Financial Officer

Chris Spooner
SVP, Finance

Osman Ahmed
Chief Executive Officer

Founder SPAC Overview

Founder SPAC Overview & Investment Thesis

FOUNDER SPAC

Focused on investing in companies enabling or benefiting from digital transformation – the movement of processes online

Founder's team has multiple decades of success in the Digital Transformation sector as operators, board members and investors, collectively having taken multiple companies public

Prior success executing SPAC transactions across multiple industries

Investment Thesis

High growth, digital marketplace focused on disrupting a mature industry

Pioneer in the waste and recycling digital marketplace with proprietary technology and data stack, plus an early-mover advantage with creating a digital ecosystem for all constituents in waste and recycling

Revenue today and a proven playbook to fuel future growth

Founder SPAC merger expected to fully fund Rubicon and will provide growth capital to accelerate M&A and execute on management's strategic growth initiatives

Transaction Summary

RUBICON

$1.7B

$432M

TRANSACTION STRUCTURE	VALUATION	CAPITAL STRUCTURE
Rubicon and Founder SPAC (Nasdaq:FOUN) have entered in a definitive agreement to consummate a business combination	The business combination reflects an implied pro forma valuation of ~$1.7B	Proceeds from the transaction will be comprised of Founder SPAC cash in trust and proceeds from a concurrent PIPE
The transaction is anticipated to close in Q2 2022	Valuation implies 9.4x 2023E Net Revenue and 7.2x 2023E Annualized Recurring Net Revenue multiples[(1) (2)]	Transaction is expected to result in up to $432M total cash proceeds which will be used to fund organic and inorganic growth; proceeds are comprised of $321M cash in trust and the $111M PIPE
Following the close of the transaction, Rubicon to list on the NYSE with the ticker symbol "RBT"	Rubicon shareholders will rollover 100% of outstanding equity and own 75% of the pro forma entity	Post-transaction capital structure assumes zero redemptions and a fully-subscribed $111M PIPE

1. Net revenue (NR) is a non-GAAP measure and represents revenue less payments to third party suppliers for waste services and waste generators for the value of commodity streams. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation to revenue, the most directly comparable GAAP measure.
2. Annualized Recurring Net Revenue (ARNR) is calculated as an estimate of total annualized revenue and net revenue under contract as of the fiscal year end and pro forma for the full impact of any customer acquisitions effected within the current period

Executive Summary

Investment Highlights

RUBICON

01. Massive addressable market in a fragmented industry ripe for innovation

02. Long-term topline visibility with multiple contractual, recurring revenue streams and 100%+ net revenue retention [(1)]

03. Capital-light and efficient operating model supports continued attractive growth

04. Scaled platform with 8,000+ customers, > $500M revenue

05. Proven customer acquisition and wallet share expansion strategies, with robust client base of marquee companies and municipalities

06. First-mover advantage in a self-created market, with deep, protected moats

07. Digital infrastructure model with robust technology product development pipeline

08. ESG proposition

09. Path to profitability at scale

10. Robust M&A pipeline with proven synergy extraction playbook

1. Net revenue retention is calculated on an annualized basis as the percentage of prior period revenue retained from existing customers within the period, inclusive of customer churn, as well as revenue expansion or contraction within an existing customer account.

Who is Rubicon?

Rubicon is the Digital Challenger to the Status Quo in Waste & Recycling

Rubicon is a software platform that arranges and fulfills waste and recycling services for businesses and governments

We provide cost containment, tax-payer savings, and sustainable outcomes through long-term contracts

The data we aggregate on our platform offers a single source of truth to drive the circular economy

Digital
Cloud-Based
No Trucks
No Landfills


RUBICON

Waste & Recycling is a Massive Market

MASSIVE AND GLOBAL

$2.1T
Global Waste and Recycling Industry[1]

5.3%
CAGR 2020-2027E[1]

$208B
North American Waste Management Market[2]

COMPLETELY NONCYCLICAL

~5.3%
Blended "Big 3" EBITDA CAGR 2001-2021E[3]

4.7%
Blended "Big 3" Revenue CAGR 2001-2021E[3]

$156B
"Big 3" Aggregate Revenues 2017-2021E[3]

HIGHLY FRAGMENTED


REPUBLIC SERVICES

85%
Of Market Comprised of non-Big 3 Haulers[2][3]

$177B
Annual Revenue to Non-Big-3 Haulers in North America[2][3]

1. Statista 'Waste Management Market Worldwide (2019-2027)', January 2021; Technavio 'Global Smart City Market' report; World Bank Group 'What a Waste 2.0'
2. Allied Market Research
3. Capital IQ as of 11/6/2021

Old World Approach to Waste Management

Little has changed since the late 18th century; the industry is ripe for disruption

Asset heavy, landfill-based model **makes ~50% of EBITDA on frequency and tonnage** disposed in the landfill

Landfill incentives outweigh recycling incentives
Example: Waste Management's recycling rate of 13% is approximately half the industry average

Disjointed, **antiquated technology** with no visibility into waste data

Lack of competition results in inflated pricing for all

Rubicon's Approach to Waste Management

Rubicon's Integrated waste management platform changes how we think about waste

Data-centric approach to waste management is powering sustainability for businesses and cities

Digital, cloud-based model's utilization of lower-cost resources results in **more efficient use of growth capital**

Rubicon monetizes commodities diverted from landfills, incentivizing recycling efforts and reducing total customer waste spend

Holistic audit of customer waste streams results in **increased transparency and reduced costs**

Source: Annual Reports; Earnings Calls; Waste Business Journal

Rubicon's First Mover Advantage = Significant Scale & Capabilities

Rubicon unique service locations (North America)


CANADA
Edmonton
Calgary
Ottawa
Montreal
Boston
MEXICO
SmartCity
Commercial

All managed without owning trucks, landfills, recycling operations or containers

8,000+
Size of hauler network

8,000+
Customers across a variety of industries

8M+
Number of unique service locations

20+
Number of countries Rubicon currently operates in

50+
Patents awarded

Note: Unique Service Location is a location where a waste or recycling service occurs and can include multiple services / containers

Customer Base Anchored by Marquee Companies & Governments

SELECT CUSTOMERS

RUBICON Connect™

RUBICON SmartCity™

Santa Fe, NM | Washington DC | Asheville, NC | Spokane, WA | Memphis, TN | Baltimore, MD | Columbus, OH | Kansas City, MO | San Antonio, TX | Montgomery, AL

RUBICON Premier™

Rubicon Has an Authentic ESG Proposition That Enables Meaningful Business & Environmental Outcomes for its Clients

Rubicon was founded with a simple but powerful mission:

TO END WASTE

Rubicon has built a leading brand profile in a category that, until now, was viewed as a utility-like experience. Our culture, our campaigns, and our communications all speak directly to the next generation of decision-makers.

Certified B Corporation

Great Place To Work. Certified

Great Place To Work. Certified

Great Place To Work. Certified

Great Place To Work. Certified

FAST COMPANY 2021 MOST INNOVATIVE COMPANIES

AICPA SOC

Rubicon Has Built a Leading Digital Platform for Waste & Recycling





Scalable digital marketplace connecting waste generators with haulers for the **$2.1T [1] waste and recycling industry**

Software-centered product solutions **transform the customer experience**

Authentic, free-market **ESG proposition** to reduce emissions with end-to-end transparency. One of the first and now one of the largest **B Corps[2]**

Diverse, blue-chip customer base in business and government, all under **long-term contracts**

Experienced management team supported by seasoned investors and advisors

1. Statista 'Waste Management Market Worldwide (2019-2027)', January 12, 2021, Technavio 'Global Smart City Market' Report, World Bank Group 'What a Waste 2.0'
2. Certified as a B Corporation since April 2012

Waste is One of the Few Remaining Industries on the Disruption Curve



Traditional Model - Offline

Acutely positioned for disruption and - more importantly - customer disintermediation

- Model centered around real estate assets
- Inability to adapt in digital world
- Poor customer experience, excessive and hidden fees
- Structured to ignore significant capacity from independents
- Vulnerable to growing awareness of, and opposition to, landfill
- Not structured to capture and monetize the wealth of data potentially at their disposal

Reimagined Customer Experience

Rubicon is a decade ahead of the sector and is actively disintermediating the incumbents to become the nexus between customer and hauler

- Built on a foundation of technology / online buying
- Optimized logistics
- Consumer-centric approach
- Business revolves around users
- Data-driven
- Ability to expand into adjacent markets

Forbes

"… if the other guys (Waste Management and Republic) can get to $50 billion, I don't see why Rubicon can't..."

Marc Benioff

CEO, Salesforce
(Rubicon Investor)



Source: Forbes, January 2017

Recent Press & Announcements

- Rubicon Enters Into Three Year Smart City Partnership with the City of Houston (link)
- RUBICONSmartCity™ Featured in New Amazon Documentary Series (link)
- Rubicon and City of Harrisonburg, Virginia Win Prestigious Smart 50 Award (link)
- Rubicon Certified as a Great Place to Work® for Remarkable Fifth Consecutive Year (link)
- Rubicon Announces New Multi-Year Agreement with SRS Distribution (link)
- Rubicon Enters Nationwide Technology Agreement with Japanese Transportation Conglomerate, Odakyu (link)
- Rubicon Acquires CIVIX, a Routing Software and Solutions Company (link)

Reimagining the Product Experience for Waste & Recycling

Rubicon Has Built a Highly Connected Digital Ecosystem for All Constituents in Waste and Recycling


COMMERCIAL WASTE GENERATORS
Manufacturing & Industrial
Commercial Property
Hospitality
Restaurant
Multi-Family
Logistics
Retail
Grocery
Rubicon services waste generators' needs through its network of haulers, with vendor management, compliance, invoicing, payments and receipts managed on the digital platform
HAULERS
A network of more than 8,000 hauling and recycling partners, including national and local operators
Waste Generators are able to report and quantify superior diversion and recycling rates
Solutions address full waste and recycling value chain
Rubicon equips haulers with technology to detect location, load and capacity...hauler receives digitally dispatched order to be configured into existing route
Rubicon services requests through RUBICONConnect or directly from waste generator via FMS / OMS system integrations, with real-time confirmation of service
Rubicon technology helps implement advanced recycling programs, coordinating multiple vendors, directing the waste feedstock to processing facilities, and tracking end-destinations for traceability
SMART CITIES
SaaS and IoT solutions for municipalities
Municipal fleets are equipped with telematics, and AI cameras to collect data for asset optimization...driving tax payer savings...and creating a roaming data center that deliver critical infrastructure assessments, and fleet and route optimization tools
INTEGRATED LANDFILL OPERATORS
WM
REPUBLIC SERVICES
GFL
Rubicon enables data-driven waste management for all its partners and integrated landfill operators process volumes contracted to Rubicon
RECYCLING & SORTING
AI toolkit is applied to waste streams to monetize customers' overlooked assets and reduce environmental liability
Recycled waste re-enters the supply chain and avoids landfill

RUBICONConnect™ Disrupts Legacy Solutions by Offering a Digital Ecosystem with a Differentiated Customer Experience for All Constituents in the Supply Chain

AGGREGATING DEMAND THROUGH A DIFFERENTIATED CUSTOMER EXPERIENCE

- Immediately available real-time quotes for 150+ categories of waste and commodities
- Global service capabilities
- Supplier redundancy in almost every US market
- Offers digital oversight and ESG transparency
- Modernizing procurement with integrated 3PL platform

DIGITAL ONE-STOP SHOP

COST MINIMIZATION

VERIFIED ESG REPORTING

BILL AUDITING & PAYMENTS

FMS / WMS INTEGRATIONS

INCREASED DIVERSION



CURATED SUPPLIER NETWORK WITH BROAD CAPABILITIES

- 8,000+ approved vendors bid on jobs digitally to be selected by Rubicon – expanding customer base and revenues
- Jobs are routed intelligently to maximize route density and efficiency
- Modernizing a fragmented industry, streamlining prospecting and back-office functions
- AI tech-enabled ecosystem facilitates greater program compliance and improved customer satisfaction



Rubicon's Value Proposition for Clients / Waste Generators

Rubicon's platform addresses the most salient customer frustrations with traditional solutions

LEGACY SOLUTIONS PAIN POINTS

1. Ongoing cost increases
2. Lack of transparency and data
3. Lack of customer focus
4. Lack of support of sustainability goals through diversion
5. Reputational issues
6. Too many service providers to monitor

RUBICON OFFERS...

- Fully Digital, Transparent Experience
- Improved Environmental Performance
- Efficiencies Create Significant Economic Upside

BEFORE RUBICONConnect		AFTER RUBICONConnect
$$$ • Continual price increases • Bin over-servicing • High tipping fees for landfills • Hidden charges • Errors in billing	**Cost Containment & SG&A Expense Relief**	$ • Competitive sourcing • Service right sizing • Lower tipping fees for landfills • Invoice auditing
• Lack of service confirmations • Paper invoices and checks	**Reliable, Easy-to-Work-With Providers**	• New industry platform • Easy to use interfaces • Service confirmations • Automated, paperless billing and payments
• Limited tracking of pricing data • Limited transparency into billing and diversion	**Transparency into Billing & Diversion**	• Holistic supply chain transparency • Real-time metrics • CSR reporting
• ~10% of waste diverted by the Big-3 • Incumbents incentivized to send as much as possible to landfills	**High Diversion Rates**	• ~30% diversion rate • Diversion innovation • Waste stream audits • Revenue from recyclables • Dedicated solutions SMEs

Source: Annual Reports; Earnings Calls; Waste Business Journal

Rubicon's Value Proposition for Haulers & Recyclers

Rubicon's platform streamlines operations for smaller independent waste vendors by offering:

TECHNOLOGY PLATFORM	ACCESS TO CUSTOMERS AND VOLUME	SMART ROUTING	DISCOUNTS
All-in-one fleet management system Service confirmations and verifiable data trail Back-office management	Local access to national chains that would have otherwise been unattainable Effective reseller channel for local infill opportunities	Optimized routing Increased route density from AI powered job allocation, improving efficiency	Aggregates local hauler buying power to save on: Fuel Equipment Parts Smartphones Insurance










INSURANCE POLICY

RUBICONPremier™

Rubicon licenses the breadth of its customer-facing, back-office, and integrated fleet technology as an annual software subscription to other environmental companies internationally


Service Locations
Route Tracker

Single application with different views for customers, service providers and back-office staff, including:

- Customer management
- Contract and price management
- Dispatch management
- Resource management
- Sub-contractor management
- Billing and invoice management

Integrates vehicle tracking and service confirmation directly into back-office

TAM = $6B(1)

ferrovial

Leading developer of transport infrastructure and urban services, with over 96,000 employees in more than 25 countries

23%
Decrease in idle time

39%
Increase in productivity through IoT fleet solutions

1. World Bank Group 'What a Waste 2.0'

Monetizing Our Data through Additional Product Subscriptions

Rubicon provides access to a novel stream of recurring, individual, and business-specific consumption data through machine learning and image recognition on a weekly recurring basis.

Business-level activity

Rubicon company-level activity and waste composition data could serve as a component of robust ESG ratings, a ~$725-775 million market in 2018

Consumption Patterns

The market for specialty and emergent data (e.g., insights into customer behavior that enable profile enhancement, segmentation) in ad-tech is estimated at ~$1 billion in 2018

Community insights

Municipalities spend an estimate ~$485-580 million on road condition data alone

Telematic data

Fleet telematics is an attractive use case with over ~$6 billion in big data spending

1. McKinsey & Company Data Valuation Assessment, 2019

Additional Subscriptions Available Today

These additional subscriptions create additional value from our customers' existing operations

Overflowing Bins



Contamination



Recycling Participation



Potholes



Illegal Dumping



RUBICONSmartCity™

Award-winning IoT solution helps city governments deliver more efficient, effective, and sustainable public services, becoming the operating system for citywide infrastructure management



Data Generation
Digital platform gathering data on routes, infrastructure, management of waste, and collection vehicles performance

Communication Platform
Drivers and supervisors can communicate back and forth on issues in the field

Real Time Analytics
Showcase to the city real time route updates, daily reporting, operational insights, and service confirmation

Image Recognition Models
Machine learning model that recognizes recyclable material and critical infrastructure issues



Taxpayer Savings

Recycling Improvements

Quality of Life Gains



Deployed in more than 70 cities to help achieve

"Zero Waste" & Taxpayer Savings

SmartCity Solutions Already Extend Beyond Waste & Recycling

The technology is deployed across multiple types of fleets



SmartCity Solutions Already Extend Beyond Waste & Recycling


PROVINCETOWNE
GREENSTONE
E Trilby Rd
Off Curb Obstacle
Truck: 22044
Speed: 3 MPH
Timestamp: 11:29 AM
Address: 1661 Streamside Dr, Fort Collins, CO 80525, USA
Obstacle: Vehicle
Not Servicing
On Curb
Off Curb
Map
Satellite


RUBICON
Street Sweeping Insights
Trip Time
On Curb
Obstacles
02:47
95%
See Details
Show More

Case Studies on RUBICONSmartCity™

Kansas City, Missouri

In October 2019, Rubicon and the city of Kansas City, MO signed a 3-year contract worth ~$1M

- **80 vehicles (solid waste only) & 160,000 unique service locations**
- **Drivers have registered more than 17,000 exceptions since installation**
- **~$2 million dollars in documented taxpayer savings since installation**

- Nearly 20% increase in customer satisfaction with solid waste services since installation
- City expanded contract in October 2021 to include 300 snow removal vehicles, worth an additional ~$350k

Montgomery, Alabama

In March 2018, a 6-month pilot in the city of Montgomery, AL converted to a 3-year paying contract worth ~$750k

- **80 sanitation vehicles servicing 67,500 residential and commercial customers**
- **During the pilot period drivers documented over 57,000 issues along their routes**

- This equipped city employees with the information they needed when investigating citizen inquiries and complaints
- ~$375k tax-payer savings per year post Rubicon route efficiency recommendation

Financial Overview & Projections

Rubicon’s Revenue Model

- Volume-based services transacted over the platform, all under long-term contracts
- Commodities transacted over the platform, all under long-term contracts
- Subscription software revenue for access to Rubicon’s platform


WASTE SERVICES
RUBICONConnect
COMMODITIES EXCHANGE
RUBICONConnect
RUBICONSmartCity
SUBSCRIPTION SOFTWARE
RUBICONPremier
RUBICONSmartCity
RUBICONConnect

Legacy Waste Broker Acquisitions Add Immediate Value to Our Digital Marketplace

How We Transform Acquired Books of Business

Order Flow & Back Office Digitization

- ✓ Streamlined pricing, job bidding and routing
- ✓ Simplified 3PL solutions for customers
- ✓ Back-office automation

Revenue & SG&A Synergies

- ✓ Easy to use platform drives cross-selling and increases wallet-share
- ✓ Streamlining of manual processes allows for elimination of redundant personnel

AI & Machine Learning

- ✓ Legacy data on pricing, service detail, customers, and market dynamics makes the platform more intelligent
- ✓ Intelligent pricing optimized for hauler's fleet and route

Synergy Track Record

	REVENUE SYNERGIES	SG&A SYNERGIES
WestRock Rubicon acquired WestRock's solid waste management brokerage services business	+36%	(59%)
RiverRoad Rubicon acquired Charter Waste Management that operates through its subsidiary RiverRoad Waste Solutions	+20%	(32%)

Note: All comparisons put on an "apples-to-apples" basis, principally excluding impact of accounts that filed for bankruptcy amidst COVID-19 pandemic and excluding impact of new customer accounts that were closed and launched under the acquired legal entities post-acquisition.

Our Financial Profile

REVENUE GROWTH


Revenue
Annualized Recurring Revenue (2)
Revenue Growth
42%
6%
8%
26%
57%
38%
($ in millions)
$359
$503
$509
$531
$539
$516
$583
$659
$736
$937
$1,152
$1,345
$1,596
$1,916
2018A
2019A
2020A
2021A
2022E
2023E
2024E

EXPANDING MARGINS


Net Revenue (1)
Annualized Recurring Net Revenue (2)
Net Revenue Margin (3)
Net Revenue Growth
59%
21%
12%
64%
135%
70%
($ in millions)
5%
7%
8%
9%
13%
18%
21%
$22
$25
$35
$41
$42
$43
$47
$58
$77
$123
$181
$235
$308
$409
2018A
2019A
2020A
2021A
2022E
2023E
2024E

DRIVERS

Revenue Growth:

- New customer acquisitions
- Expansion within existing customers
- International growth

Gross Margin Expansion:

- Landfill diversion
- Procurement efficiencies
- Supplier density
- SaaS growth

RUBICON

1. Net revenue (NR) is a non-GAAP measure. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation to revenue, the most directly-comparable GAAP measure.
2. Annualized Recurring Revenue (ARR) and Annualized Recurring Net Revenue (ARNR) are calculated as an estimate of total annualized revenue and net revenue under contract as of the fiscal year end and pro forma for the full impact of any customer acquisitions effected within the current period.
3. Net Revenue Margin is calculated as Net Revenue divided by Revenue

Bridge through 2023E Revenue[1]


($ Millions)
$583
2021A Revenue
$124
$48
$76
Already Contracted
$29
Additional Growth
Substantially all of 2022E revenues are already under contract
$736
2022E Revenue
$194
$105
$89
Organic Growth
Rubicon has significant additional opportunities to expand with existing customers and estimates it currently has 28% of its customers' wallet
$222
Contract Portfolio Acquisitions
$1,152
2023E Revenue
Contracted in 2021
Contracted during Q1 2022
Expansion with Existing Customers
New Customers

1. Rubicon primarily recognizes revenue on a gross basis as the principal in its waste service and commodities sale transactions. Rubicon's financial projections contemplate future acquisitions and account for all acquired contract portfolios on a gross basis for consistency. Rubicon may effect future acquisitions for which individual contracts, or portfolios of contracts, are deemed agents of the waste generator and accounted for on a net basis. The revenue accounting treatment for such acquisitions may differ from Rubicon's financial projections.

RUBICON

Bridge through 2023E Net Revenue[1]


($ Millions)
$47
$19
$7
$12
$6M annualized SaaS net revenue forecast to convert from pilots within next 6 months
$11
$77
$65
$40
$11
$14
Existing customer expansion conservatively assumes ~ 5% penetration on > $2B pipeline opportunity
Optimization assumes ~ 180bp margin expansion (consistent with historical experience)
$40
Customer acquisition pipeline supports > $400M net revenue opportunity across > 100 identified targets
$181
2021A Net Revenue
Already Contracted
Additional Growth
2022E Net Revenue
Organic Growth
Contract Portfolio Acquisitions
2023E Net Revenue
Contracted in 2021
Contracted during Q1 2022
Service Optimization & Landfill Diversion
Expansion with Existing Customers
New Customers

1. Net Revenue is a non-GAAP measure. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation to revenue, the most directly-comparable GAAP measure.

Strong Alignment of Financial Incentives Drives High Customer Retention

RUBICON DELIVERS CUSTOMER SAVINGS AND IMPROVES ENVIRONMENTAL IMPACT



Rubicon Net Revenue Margin (1)
Customer Net Savings (2)
2%
(4%)
4%
(3%)
7%
0%
10%
3%
18%
9%
Subscription
Bill Auditing
Optimization
Procurement
Recycling
Customer Journey

5-15%
Net Customer Savings

100-105%
Revenue Retention[3]

15-20yr.
Est. Customer Lifetime[4]

1. Net revenue is a non-GAAP measure. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation to revenue, the most directly comparable GAAP measure. Net revenue margin is calculated as Net Revenue divided by Revenue.
2. Customer net savings calculated against incumbent service provider total cost baseline versus at the end of the first contract term, typically three years. Savings estimated by management based on a $10 million revenue customer and Rubicon average internal operating key performance indicators..
3. Net revenue retention is calculated on an annualized basis as the percentage of prior period revenue retained from existing customers within the period, inclusive of customer churn, as well as revenue expansion or contraction within an existing customer account.
4. Customer lifetime estimated based on the inverse of historical annualized customer revenue churn rates.

RUBICON

Established Track Record of Gaining Customer Wallet-Share

REVENUE GROWTH FROM SELECTED CUSTOMERS

Annual Revenue ($ in thousands)

National Convenience Chain


58% CAGR
$3,736
$10,596
$17,301
$21,836
$23,490
2017A
2018A
2019A
2020A
2021A

Southern US City


117% CAGR
$157
$671
$741
2019A
2020A
2021A

Global Logistics


44% CAGR
$5,329
$6,440
$6,837
$12,021
$23,143
2017A
2018A
2019A
2020A
2021A

Fast Casual Dining


61% CAGR
$352
$664
$1,157
$1,664
$2,354
2017A
2018A
2019A
2020A
2021A

Long-Term Model

($ in millions)

% of Revenue	2021A	2022E	2023E	2024E	Long-Term Target
Revenue	**$583**	**$736**	**$1,152**	**$1,596**	
Net Revenue [(1)]	**8.0%**	**10.5%**	**15.7%**	**19.3%**	**30.0% - 35.0%**
Other Costs of Revenue	3.9%	4.6%	6.0%	7.5%	7.5% - 10.0%
Sales & Marketing	2.5%	2.4%	2.8%	2.7%	2.0% - 3.0%
Product Development	3.9%	4.7%	4.0%	3.8%	3.0% - 5.0%
General & Administrative	7.7%	5.6%	4.5%	4.4%	3.5% - 5.0%
Adjusted EBITDA [(2)]	**NM**	**NM**	**NM**	**1.0%**	**12.5% - 15.0%**
Capital Expenditures	**0.3%**	**1.3%**	**1.1%**	**2.9%**	**1.0% - 2.0%**

1. Net Revenue is a non-GAAP measure. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation to revenue, the most directly-comparable GAAP measure.
2. Adjusted EBITDA is a non-GAAP measure. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation of historical amounts to net income, the most directly-comparable GAAP measure.

Transaction Overview

Transaction Overview

($ Millions, Except per Share Price)

- Pro forma enterprise value of ~$1.7B
- The transaction will be funded by a combination of ~$321M of cash and proceeds from a $111M PIPE
- 100% rollover by existing Rubicon equity holders
- Completion of transaction is expected in Q2 2022

Pro Forma Ownership [(1)(2)]


Rubicon Equity Rollover 74.5%
Founder SPAC Equity 15.9%
PIPE 5.6%
Founder Sponsor Shares 4.0%

PRO FORMA VALUATION [(1)]		
Share Price [(1)]		$10.00
Pro Forma Shares Outstanding [(2)(3)]		198.9
Total Equity Value		**$1,989**
(+) Pro Forma Debt		60
(-) Cash to Balance Sheet		(352)
Total Enterprise Value		**$1,697**
2023E Net Revenue Multiple	**$181**	**9.4x**
2023E Annualized Recurring Net Revenue	**$235**	**7.2x**

SOURCES & USES [(3)]	
Rubicon Equity Rollover [(4)]	$1,483
Founder SPAC Cash in the Trust	321
PIPE	111
Founder Sponsor Shares	79
Total Sources	**$1,994**
Rubicon Equity Rollover [(4)]	$1,483
Cash to Balance Sheet	352
Founder Sponsor Shares	79
Estimated Transaction Costs	45
Company Transaction Bonuses	35
Total Uses	**$1,994**

Note: Net revenue (NR) is a non-GAAP measure and represents revenue less payments to third party suppliers for waste services and waste generators for the value of commodity streams. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation to revenue, the most directly comparable GAAP measure;
Annualized Recurring Net Revenue (ARNR) is calculated as an estimate of total annualized revenue and net revenue under contract as of the fiscal year end and pro forma for the full impact of any customer acquisitions effected within the current period

1. Assumes Rubicon rollover shares, FOUN public shares, FOUN sponsor shares and PIPE shares offered at $10.00 per share
2. Pro forma share count includes: 148.250M Rubicon rollover shares (assumes no adjustment to Transaction Consideration for Excess Transaction Bonuses), 11.100M PIPE shares, 31.625M FOUN public shares, 7.906M FOUN sponsor promote. Pro forma share count excludes the dilutive impact from public and private placement warrants as well as earnout shares.
3. Assumes no redemptions from SPAC public stockholders
4. Assumes no adjustment to Transaction Consideration for debt in excess of $90M or Excess Transaction Bonuses

RUBICON

Well-Positioned Against Peers

RUBICON

9.4x EV / 2023 NR	7.2x EV / 2023 ARNR
101% '21-23 NR CAGR	117% '21-23 ARNR CAGR

	BUSINESS FACING MARKETPLACES					CONSUMER FACING MARKETPLACES	OTHER MARKETPLACE SOFTWARE
	GoodRx	DESCARTES	fiverr	SPS	upwork	1stDIBS, airbnb, DoorDash, Etsy, Farfetch, Mercado Libre, Poshmark, thredUP (MEDIAN)	ACV, aspentech, Bentley, BigCommerce, Guidewire, olo, tyler, Verra Mobility (MEDIAN)
EV / 2023 NR	13.0x	12.5x	12.0x	10.1x	6.6x	4.6x	11.1x
'21-23 NR CAGR	33%	12%	27%	16%	25%	24%	13%

Source: Company management, CapitalIQ, Refinitiv, and public filings as of 12/08/2021
Note: Net revenue (NR) is a non-GAAP measure and represents revenue less payments to third party suppliers for waste services and waste generators for the value of commodity streams. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation to revenue, the most directly comparable GAAP measure; Annualized Recurring Net Revenue (ARNR) is calculated as an estimate of total annualized revenue and net revenue under contract as of the fiscal year end and pro forma for the full impact of any customer acquisitions effected within the current period

Q&A

Appendix

Statements of Income & Other Financial KPIs

($ in millions)	For the Period Ended / Ending December 31,						
	2018A	2019A	2020A	2021A	2022E	2023E	2024E
Revenue	**358.9**	**509.4**	**539.4**	**583.0**	**736.1**	**1,152.4**	**1,596.0**
Costs of Revenue	351.2	491.8	516.9	558.6	692.8	1,040.9	1,407.6
Operating Expenses	76.2	73.2	73.8	97.0	109.7	167.4	219.0
Operating Income / (Loss)	**($68.5)**	**($55.7)**	**($51.4)**	**($72.6)**	**($66.4)**	**($56.0)**	**($30.5)**
Adjusted EBITDA Calculation							
Net Income / (Loss)	(70.8)	(60.4)	(58.6)	(73.2)			
Amortization & Depreciation	4.2	6.4	6.5	7.1			
Interest Expense / (Income)	1.2	4.6	8.2	11.5			
Other Expense / (Income)	0.9	0.6	0.4	(9.2)			
Corporate Income Taxes	0.2	(0.4)	(1.5)	(1.7)			
Other Non-Cash Expense	2.1	1.2	0.7	7.8			
Adjusted EBITDA (1)	**($62.2)**	**($48.1)**	**($44.2)**	**($57.7)**	**($50.7)**	**($19.1)**	**$15.4**
Balance Sheet Metrics							
Long-Term Debt	—	18.0	47.0	51.0			
Cashflow Metrics							
Net Cash from Operating Activities	(79.6)	(65.1)	(31.5)	(59.9)			
Net Cash from Investing Activities	(49.1)	(1.3)	(1.5)	(4.0)			
Net Cash from Financing Activities	80.2	72.8	21.3	68.5			

1. Adjusted EBITDA is a non-GAAP measure. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation to net income, the most directly-comparable GAAP measure.

Reconciliation of Non-GAAP Financials

($ in millions)	2018A	2019A	2020A	2021A	2022E	2023E	2024E
Revenue (GAAP)	**$358.9**	**$509.4**	**$539.4**	**$583.0**	**$736.1**	**$1,152.4**	**$1,596.0**
Marketplace Vendor Costs	(337.0)	(474.6)	(497.1)	(536.1)	(659.1)	(971.3)	(1,287.5)
Net Revenue (Non-GAAP) [1]	**$21.9**	**$34.8**	**$42.3**	**$46.9**	**$77.0**	**$181.1**	**$308.5**

($ in millions)	2018A	2019A	2020A	2021A
Net Income (GAAP)	**($70.8)**	**($60.4)**	**($58.6)**	**($73.2)**
Corporate Income Taxes	0.2	(0.4)	(1.5)	(1.7)
Other Expense	0.9	0.6	0.4	(9.2)
Interest Expense	1.2	4.6	8.2	11.5
Depreciation & Amortization	4.2	6.4	6.5	7.1
Other Non-Cash Items	2.1	1.2	0.7	7.8
Adjusted EBITDA (Non-GAAP) [1]	**($62.2)**	**($48.1)**	**($44.2)**	**($57.7)**

1. Net Revenue and Adjusted EBITDA are non-GAAP measures. See the introduction to this presentation for a discussion of non-GAAP measures.

Rubicon's World Class Leadership Aims to Create a Future without Waste



Founded Rubicon in 2008 with the vision to solve the environmental threats posed by global waste. Also founded Morris Industries in 2010, a Kentucky based conglomerate that is reimagining the industrial economy

Nate Morris
Chairman & Chief Executive Officer
Since 2008



Led Esurance's expansion of product offerings and geographic footprint. Served as Vice President at Charles Schwab leading its electronic channels including the launch of its mobile trading solutions and natural-language based automated phone system.

Phil Rodoni
Chief Technology Officer
Since 2015



Led public policy for the Manhattan Institute for Policy Research, a national think tank focused on solving urban issues with free market solutions. Oversaw public policy for Uber in NYC and served as a Director for Partnership for NYC

Michael Allegretti
Chief Strategy Officer
Since 2016



Highly accomplished technology executive with 30 years of experience in corporate leadership, including CFO and COO roles at Finjan Holdings. Executed transactions with over $20 billion in aggregate consideration.

Jevan Anderson
Chief Financial Officer
Since 2021



Served as Manager of Capital Strategy at Novelis, a global leader in sustainable manufacturing

Chris Spooner
Senior Vice President, Finance
Since 2015



Worked for Big Four accounting and national law firms in venture financing, buy and sell side transactions and strategic business partnership structuring

Michael Heller
Chief Administrative and People Officer
Since 2011



Served as General Manager at Veolia, a global solutions company focused on addressing sustainability challenges

Renaud de Viel Castel
Chief Operations Officer
Since 2016



Served as an Associate at Kilpatrick Townsend & Stockton LLP, prior to which he was an Associate at King & Spalding LLP. Earned his Doctor of Jurisprudence (J.D.) from the University of Virginia School of Law

William Meyer
General Counsel and Corporate Secretary
Since 2016



Served as strategic account director for Bigbelly (waste IoT technology) and account executive at Mercatus (vertical software for energy management). Served as District Manager for ADP

Tom Owston
Interim Chief Commercial Officer
Since 2015



Served as Director of Programs and Communications at the Humanities Council of Washington, D.C. Ran education programming at the U.S. Green Building Council.

Elizabeth Montoya
Chief of Protocol and Investor Relations
Since 2011



Led the development of IHG's Green Engage platform that provides cost-effective sustainability solutions

David Rachelson
Chief Sustainability Officer
Since 2015



Led global marketing and communications programs for NYSE-listed companies. Held senior marketing roles for some of the world's largest brands including Marriott International and CBS Corporation

Dan Sampson
Chief Marketing & Communications Officer
Since 2019



Served as Executive Vice President at Oakleaf Waste Management LLC, working directly with Walmart, CVS, Dollar General and other major accounts. Honed his expertise at Champion International and Smurfit-Stone Container Corporation, where he led a waste and recycling subsidiary

Perry Moss
Chief Advisor
Since 2011



Served as Director of Human Resources at Precyse Solutions, directing overall function of human Resources services, policies and programs

Stacie Moore
Vice President of Human Resources
Since 2018

Source: Company Website


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